EX-99.17

To vote by Internet

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

	FOR	AGAINST	ABSTAIN

2. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Financial Services Fund by The Hartford Global Equity Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the The Hartford Global Financial Services Fund;	0	0	0

To transact such other business as may properly come before the Special Meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

Note: Please sign exactly as name appears to the hereon. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Special  Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

THE HARTFORD MUTUAL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the “Funds”) held by the undersigned on May 11, 2009, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on August 4, 2009 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
THANK YOU!

CARD 2

To vote by Internet

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HARTFORD GLOBAL COMMUNICATIONS

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

	FOR	AGAINST	ABSTAIN

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Communications Fund by The Hartford Global Equity Fund (the “Acquiring Fund”), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of The Hartford Global Communications Fund;	0	0	0

To transact such other business as may properly come before the Special Meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

Note: Please sign exactly as name appears to the hereon. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

THE HARTFORD MUTUAL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the “Funds”) held by the undersigned on May 11, 2009, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on August 4, 2009 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
THANK YOU!

CARD 1

To vote by Internet

PROXY TABULATOR	1)	Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2)	Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HARTFORD GLOBAL TECHNOLOGY FUND

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

	FOR	AGAINST	ABSTAIN

3. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Technology Fund by The Hartford Global Equity Fund ( the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of The Hartford Global Technology Fund;	0	0	0

To transact such other business as may properly come before the Special Meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

Note: Please sign exactly as name appears to the hereon. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

THE HARTFORD MUTUAL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the “Funds”) held by the undersigned on May 11, 2009, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on August 4, 2009 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
THANK YOU!

CARD 3